United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2006 (November 22, 2006)

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28926	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (703) 984-8400

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 29, 2006, ePlus inc. (the “Company”) issued a press release announcing that it had received a staff determination letter from the staff of Nasdaq on November 22, 2006, indicating that the Company’s failure to timely file the Form 10-Q for the quarter ended September 30, 2006, as required by Nasdaq Marketplace Rule 4310(c)(14), could serve as a separate basis for the delisting of the Company’s stock from the Nasdaq Global Market.

As previously announced, the Company received delisting notices from the Nasdaq staff based on the Company’s failure to timely file the Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and the Quarterly Report on Form 10-Q for the period ended June 30, 2006. The Company requested a hearing and appeared before a Nasdaq Listing Qualifications Panel (the “Panel”) to appeal the determination of the Nasdaq staff, on September 7, 2006.  On October 17, 2006, the Company received a letter from the Nasdaq Listings Qualifications Hearing department informing ePlus that the Panel determined to continue the listing of ePlus' common stock on the Nasdaq Global Market subject to the condition that the Company file its Form 10-K for the fiscal year ended March 31, 2006, its Form 10-Q for the quarter ended June 30, 2006, and all required restatements on or before January 15, 2007.

Item 7.01 Regulation FD Disclosure

The Company’s inability to complete and file its Form 10-K for the fiscal year ended March 31, 2006, its Form 10-Q for the quarter ended June 30, 2006, and its Form 10-Q for the quarter ended September 30, 2006, are a result of the Audit Committee’s investigation of stock option grants by the Company since its initial public offering in 1996. The Company has previously disclosed that it will restate its previously issued financial statements for the fiscal years ended March 31, 2004 and 2005, as well as previously reported interim financial information, to reflect additional non-cash charges for stock-based compensation expense in certain reported periods commencing with the fiscal year ended March 31, 1998, and that its financial statements as of and for the fiscal year ended March 31, 2006, to be included in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2006, will include non-cash charges for stock-based compensation expense. The Company is reviewing accounting guidance regarding stock option grants recently published by the SEC staff, and has not yet determined the amount of such charges or the resulting tax and accounting impact.

A copy of the Company’s press release issued on November 29, 2006 is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

99.1 Press Release dated November 29, 2006 issued by ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Steven J. Mencarini
Steven J. Mencarini
Date: November 29, 2006	Chief Financial Officer

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